Execution Version
AMENDMENT NO. 3 AND BORROWING BASE AGREEMENT

This AMENDMENT NO. 3 AND BORROWING BASE AGREEMENT (this “Agreement”) dated as of October 25, 2023, is among TXO PARTNERS, L.P., a Delaware limited partnership, each of the Guarantors party hereto, each of the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).
Recitals
A.    WHEREAS, TXO Partners, L.P., a Delaware limited partnership (the “Borrower”), each of the lenders from time to time party thereto (each, a “Lender” and, collectively, the “Lenders”) and the Administrative Agent, are parties to that certain Credit Agreement dated as of November 1, 2021, as amended, supplemented or otherwise modified prior to the date hereof (the “Existing Credit Agreement”, and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, including, without limitation, pursuant to this Agreement, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    WHEREAS, the Borrower, the Administrative Agent, the Guarantors party hereto and the Lenders have agreed to (i) reaffirm the Borrowing Base and (ii) make certain amendments and modifications to the Existing Credit Agreement, in each case as set forth herein.
C.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Agreement, shall have the meaning ascribed such term in the Credit Agreement.
Section 2.Borrowing Base. Each of the parties hereto agrees that, for the period from and including the Redetermination Date until the next redetermination of the Borrowing Base or other adjustment pursuant to the Credit Agreement, the Borrowing Base shall be $165,000,000. The reaffirmation of the Borrowing Base contained in this Section 2 is the scheduled redetermination to occur on or in the fall of 2023 and this Agreement is the new Borrowing Base notice with respect to such scheduled redetermination. The Borrower hereby confirms receipt of the new Borrowing Base notice pursuant to Section 2.02(b)(ii) of the Credit Agreement.
Section 3.Amendments to the Existing Credit Agreement. The definition of “Change in Control” contained in Section 1.01 of the Existing Credit Agreement is hereby amended by replacing subclause (i) of clause (b) thereof in its entirety with “(i) cease to own greater than 59% of the voting interests in the sole member of the general partner of the Borrower,”.
Section 4.Conditions Precedent. This Agreement shall become effective on the date (such date, the “Amendment No. 3 Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 9.01 of the Credit Agreement):
1.1The Administrative Agent shall have received from the Borrower, each Guarantor, and the Required Lenders counterparts of this Agreement signed on behalf of such persons.

1.2At the time of and immediately after giving effect to this Agreement, (a) the representations and warranties contained in Article IV of the Credit Agreement and the representations and warranties contained in the Security Instruments and each of the other Loan Documents shall be true and correct in all material respects (except to the extent such representation or warranty is already subject to a materiality qualifier, in which case such representation or warranty is true and correct in all respects) and (b) no Default or Event of Default shall have occurred and be continuing.
1.3The Administrative Agent shall have received a certificate dated as of the Amendment No. 3 Effective Date from a Responsible Officer of the general partner of the Borrower certifying that the conditions contained in Section 4.2 have been satisfied.
1.4The Administrative Agent shall have received all fees due and payable on or prior to the Amendment No. 3 Effective Date and, to the extent the Borrower has received an invoice therefor no later than one (1) Business Day prior to the Amendment No. 3 Effective Date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder, including all reasonable and documented fees, expenses and disbursements of counsel for the Administrative Agent.
Each party hereto hereby authorizes and directs the Administrative Agent to declare this Agreement to be effective when it has received documents confirming or certifying, to the reasonable satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 5.Miscellaneous.
1.1Confirmation. The provisions of the Credit Agreement, as amended by this Agreement, shall remain in full force and effect following the Amendment No. 3 Effective Date.
1.2Ratification and Affirmation; Representations and Warranties. The Borrower and each Guarantor hereby (a) acknowledges and agrees to the terms of this Agreement and the Credit Agreement, (b) represents and warrants to the Administrative Agent and the Lenders that, after giving effect to this Agreement, (i) the representations and warranties of the Borrower and the Guarantors set forth in the Credit Agreement, this Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent any such representations and warranties (A) are expressly limited to an earlier date, in which case, on and as of the date hereof, such representations and warranties continue to be true and correct in all material respects as of such specified earlier date or (B) are already qualified by materiality, Material Adverse Effect or a similar qualification, in which case, such representations and warranties are true and correct in all respects and (ii) no Borrowing Base Deficiency, Default or Event of Default has occurred and is continuing as of the date hereof and (c) ratifies and affirms the covenants, guarantees, pledges, grants of Liens and agreements or other commitments applicable to such Loan Party contained in each Loan Document to which it is a party. The amendment of the Credit Agreement pursuant to this Agreement and all other Loan Documents amended and/or executed and delivered in connection herewith is not intended to, and shall not, constitute a novation of the Credit Agreement or any of the other Loan Documents as in effect immediately prior to the Amendment No. 3 Effective Date.
1.3Counterparts.
(a)This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

(b)Delivery of an executed counterpart of a signature page of this Agreement, and/or any document, amendment, approval, consent, information, notice, certificate, request, statement, disclosure or authorization related to this Agreement and/or the transactions contemplated hereby and/or thereby (each an “Ancillary Document”) that is an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or record (an “Electronic Signature”) transmitted by telecopy, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement or such Ancillary Document, as applicable. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Agreement and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.
1.4Integration. This Agreement, the Credit Agreement, the Senior Secured Credit Facility Fee Letter, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. THIS AGREEMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT WITH RESPECT TO THE SUBJECT MATTER CONTAINED HEREIN AND THEREIN AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
1.5GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
1.6Jurisdiction; Consent to Service of Process; Waiver of Jury Trial. The express terms of Sections 9.15 and 9.16 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.
1.7Payment of Expenses. Pursuant to Section 9.04 of the Credit Agreement, the Borrower agrees to pay all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent and its Affiliates in connection with the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents.
1.8Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
1.9Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Credit Agreement.
1.10Loan Documents. This Agreement is a Loan Document.
1.11No Waiver. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver, other than as expressly set forth herein, of any right, power or remedy of the

Administrative Agent or any Lender under the Credit Agreement or any Loan Document, or constitute a waiver or amendment of any provision of the Credit Agreement or any Loan Document, other than as expressly set forth herein. Section 9.03 of the Credit Agreement remains in full force and effect and is hereby ratified and confirmed by the Borrower and each Guarantor.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed effective as of the Amendment No. 3 Effective Date.

BORROWER:	TXO PARTNERS, L.P.
By: TXO Partners GP, LLC, its general partner

By: s/ Brent W. Clum
Name: Brent W. Clum
Title: President of Business Operations and Chief Financial Officer

GUARANTORS:	MORNINGSTAR OPERATING LLC

By: s/ Brent W. Clum
Name: Brent W. Clum
Title: Chief Financial Officer

CT FIELD SERVICES, LLC

By: s/ Brent W. Clum
Name: Brent W. Clum
Title: Chief Financial Officer

[TXO Partners – Amendment Signature Page]

ADMINISTRATIVE AGENT AND LENDER:	JPMORGAN CHASE BANK, N.A.

By: s/ Jason R. Williams
Name: Jason R. Williams
Title: Authorized Officer

[TXO Partners – Amendment Signature Page]

LENDER:	BOKF, NA dba BANK OF TEXAS

By: s/ Will Jung
Name: Will Jung
Title: Vice President

[TXO Partners – Amendment Signature Page]

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION

By: s/ Jason Groll
Name: Jason Groll
Title: Vice President

[TXO Partners – Amendment Signature Page]

LENDER:	ROYAL BANK OF CANADA

By: s/ Don J. McKinnerney
Name: Don J. McKinnerney
Title: Authorized Signatory

[TXO Partners – Amendment Signature Page]

LENDER:	INDEPENDENT BANK

By: s/ Philip Mortimer
Philip Mortimer
Senior Vice President
[TXO Partners – Amendment Signature Page]

EXHIBIT A
AMENDED CREDIT AGREEMENT
[see attached]